SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement
[X] Definitive Proxy Statement
[_] Definitive Additional Materials
[_] Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                     EVANS & SUTHERLAND COMPUTER CORPORATION
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                     EVANS & SUTHERLAND COMPUTER CORPORATION
                   (NAME OF PERSON(S) FILING PROXY STATEMENT)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[_] Fee paid previously with preliminary materials.
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)   Amount Previously Paid:
         (2)   Form, Schedule or Registration Statement No.:
         (3)   Filing Party:
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

                               EVANS & SUTHERLAND
                              COMPUTER CORPORATION

                                                                  April 20, 1998


Dear Evans & Sutherland Shareholder:

     You are cordially invited to attend Evans & Sutherland's 1998 Annual Meeting of Shareholders to be held on Thursday, May 21, 1998 at 11:00 a.m., local time, at the Company's principal executive offices located at 600 Komas Drive, Salt Lake City, Utah.

     An outline of the business to be conducted at the meeting is given in the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement. In addition to the matters to be voted on, there will be a report on the progress of the Company and an opportunity for shareholders to ask questions.

     I hope you will be able to join us. To ensure your representation at the meeting, I encourage you to complete, sign, and return the enclosed proxy card as soon as possible. Your vote is very important. Whether you own a few or many shares of stock, it is important that your shares be represented.

                                   Sincerely,


                                   James R. Oyler
                                   President and
                                   Chief Executive Officer

                               EVANS & SUTHERLAND
                              COMPUTER CORPORATION


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                  MAY 21, 1998


TO THE SHAREHOLDERS:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Evans & Sutherland Computer Corporation (Evans & Sutherland, E&S, or the Company), a Utah corporation, will be held on Thursday, May 21, 1998 at 11:00 a.m., local time, at the Company's principal executive offices located at 600 Komas Drive, Salt Lake City, Utah, for the following purposes:

          1. To elect two directors to serve until the 2001 Annual Meeting of Shareholders;

          2. To approve  adoption of the Evans &  Sutherland  1998 Stock  Option
          Plan;

          3. To approve an amendment to the 1989 Stock Option Plan for Non-Employee Directors;

          4. To ratify the appointment of KPMG Peat Marwick LLP as independent auditors of the Company for the fiscal year ending December 31, 1998; and

          5. To transact such other business as may properly come before the Annual Meeting and any adjournment(s) thereof.

         The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

         Shareholders of record at the close of business on March 27, 1998 (the "Record Date") are entitled to notice of and to vote at the meeting and any adjournment(s) thereof.

         We invite all shareholders to attend the meeting in person. Any shareholder attending the meeting may vote in person even if such shareholder previously signed and returned a proxy.


                               FOR THE BOARD OF DIRECTORS




                               Mark C. McBride
                               Vice President and
                               Secretary




Salt Lake City, Utah
April 20, 1998

--------------------------------------------------------------------------------

THE VOTE OF EACH SHAREHOLDER IS IMPORTANT. TO ASSURE REPRESENTATION OF YOUR SHARES, PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE.

--------------------------------------------------------------------------------

                               EVANS & SUTHERLAND
                              COMPUTER CORPORATION
                                 600 Komas Drive
                           Salt Lake City, Utah 84108


                                 PROXY STATEMENT

                       FOR ANNUAL MEETING OF SHAREHOLDERS

GENERAL

      The enclosed Proxy is solicited on behalf of the Board of Directors of Evans & Sutherland Computer Corporation (Evans & Sutherland, E&S, or the Company), a Utah corporation, to be voted at the Annual Meeting of Shareholders to be held on Thursday, May 21, 1998 at 11:00 a.m., local time, or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting of Shareholders will be held at the Company's principal executive offices located at 600 Komas Drive, Salt Lake City, Utah 84108.

      These proxy solicitation materials were mailed on or about April 20, 1998 to all shareholders entitled to vote at the meeting. The cost of soliciting these proxies will be borne by the Company. These costs include the expenses of preparing and mailing proxy materials for the Annual Meeting and reimbursement paid to brokerage firms and others for their expenses incurred in forwarding solicitation material regarding the Annual Meeting to beneficial owners of the Company's common stock. The Company has engaged the firm of Morrow & Company, Inc. (Morrow), a proxy solicitation firm, to assist the Company in the solicitation of proxies for the meeting. The Company will pay approximately $5,000 in fees for Morrow's services and will reimburse Morrow for reasonable out of pocket expenses. Proxies may also be solicited on behalf of the Company by directors, officers, or employees of the Company, without additional compensation.

THE PROXY

      Proxies shall be voted in accordance with the directions of the shareholders. Unless otherwise directed, Proxies will be voted (1) FOR the election of the two nominees for director, (2) FOR adoption of the Evans & Sutherland 1998 Stock Option Plan, (3) FOR the amendment to the 1989 Stock Option Plan for Non-Employee Directors, (4) FOR ratification of the appointment of KPMG Peat Marwick LLP as the Company's independent auditors for the fiscal year ending December 31, 1998, and (5) in the discretion of the persons named in the accompanying Proxy, upon such other matters as may properly come before the meeting.

      The affirmative vote of a majority of a quorum of shareholders is required for approval of all items being submitted to the shareholders for their consideration, except for the election of directors, which is determined by a simple plurality of the votes cast. The Company's by-laws provide that a majority of the shares entitled to vote, represented in person or by proxy, shall constitute a quorum for transaction of business. Each shareholder is entitled to one vote for each share held on the Record Date. An automated system administered by the Company's transfer agent tabulates the votes. Abstentions and broker non-votes are each included in the determination of the number of shares present and voting for purposes of determining the presence of a quorum. Each is tabulated separately. Abstentions will be included in tabulations of the votes cast for purposes of determining whether a proposal has been approved. Broker non-votes will not be counted for purposes of determining the number of votes cast for a proposal. All Proxies delivered pursuant to this solicitation are revocable at any time at the option of the persons executing them by giving written notice to the Secretary of the Company, by delivering a later Proxy, or by voting in person at the meeting.

INFORMATION ON OUTSTANDING STOCK

      The Company's authorized capital stock consists of 30 million shares of $0.20 par value common stock, five million shares of class A preferred stock, no par value, and five million shares of class B preferred stock, no par value. As of March 27, 1998 (the "Record Date"), there were 8,923,273 shares of common stock issued and outstanding and there were no shares of preferred stock outstanding.

      Each share of common stock is entitled to one vote. Only shareholders of record at the close of business on the Record Date will be entitled to notice of and to vote at the meeting. The presence at the meeting, in person or by proxy, of a majority of the shares entitled to vote shall constitute a quorum for the transaction of business.

                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS

      The Board of Directors is divided into three classes, currently consisting of two directors each, whose terms expire at successive annual meetings. Two directors will be elected at the Annual Meeting to serve for a three-year term expiring at the Company's Annual Meeting in the year 2001. Each nominee elected as a director will continue in office until their respective successors are duly elected and qualified.

     The Board of Directors has proposed the following nominees for election as directors at the Annual Meeting: Mr. Gerald S. Casilli and Mr. James R. Oyler. Unless otherwise instructed, the proxy holders will vote for the two nominees proposed. In the event a nominee is unable to serve, the proxies will be voted for a substitute nominee, if any, to be designated by the Board of Directors, to serve for the term proposed for the nominee replaced. The Board of Directors has no reason to believe that any nominee will be unavailable. All directors have served continuously since first elected as a director.

VOTE REQUIRED

      Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the meeting.

THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" ALL OF THE NOMINEES LISTED ABOVE.

                                    DIRECTORS

      Set forth below is the principal occupation of, and certain other information regarding, such nominees and other directors whose terms of office will continue after the Annual Meeting.

DIRECTOR NOMINEES - TERMS ENDING IN 2001

Gerald S. Casilli, Director of Evans & Sutherland since 1997. Mr. Casilli is Chairman of the Board of Ikos Systems, Inc. (Ikos) and has served in such capacity since July 1989 and has served as a director of Ikos since 1986. He was also Chief Executive Officer of Ikos from April 1989 to August 1995. From January 1986 to December 1989, Mr. Casilli was a general partner of Trinity Ventures, Ltd., a venture capital firm, and from February 1982 to 1990, he was a general partner of Genesis Capital, a venture capital firm. Mr. Casilli founded Millenium Systems in 1973, a manufacturer of microprocessor development systems, and served as its President and Chief Executive Officer until 1982. Age: 58.

James R. Oyler, President, Chief Executive Officer and Director of Evans & Sutherland since December 1994. Mr. Oyler is also a Director of Ikos Systems, Inc. and Silicon Light Machines. Previously, he served as President of AMG, Inc. from mid-1990 through 1994 and as Senior Vice President of Harris Corporation from 1976 through mid-1990. Age: 52.

DIRECTORS CONTINUING IN OFFICE - TERMS ENDING IN 1999

Stewart Carrell, Chairman of the Board of Evans & Sutherland since March 1991 and Director of Evans & Sutherland since 1984. Mr. Carrell also serves as Chairman of Seattle Silicon Corporation and as a Director of Tripos, Inc. From mid-1984 until October 1993, he was Chairman and Chief Executive Officer of Diasonics, Inc., a medical imaging company. From November 1983 until early 1987, Mr. Carrell was also a General Partner in Hambrecht & Quist LLC, an investment banking and venture capital firm. Age: 64.

John E. Warnock, Director of Evans & Sutherland since 1992. Mr. Warnock is Chairman and Chief Executive Officer of Adobe Systems, Inc. (Adobe). He is also a Director of Netscape Communications Corporation and Redbrick Systems. Mr.
Warnock was a founder of Adobe and has served as a Director and its Chief Executive Officer since 1982. He was also President of Adobe from 1982 through March 1989. From April 1978, until the founding of Adobe, Mr. Warnock was Principal Scientist of the Imaging Sciences Laboratory at Xerox Corporation's Palo Alto Research Center. Age: 57.

DIRECTORS CONTINUING IN OFFICE - TERMS ENDING IN 2000

Peter O. Crisp, Director of Evans & Sutherland since 1980. Mr. Crisp has been a General Partner of Venrock Associates, a venture capital firm based in New York, since 1969. He is also a Director of American Superconductor Corporation, Long Island Lighting Co., Thermedics, Inc., Thermo Electron Corporation, Thermo Power Corporation, ThermoTrex Corporation, and United States Trust Corporation. Age:
65.

Ivan E. Sutherland, Co-founder and Director of Evans & Sutherland since 1968. Mr. Sutherland is Vice President and Fellow for Sun Microsystems, Inc. From 1980 to late 1990, he served as Vice President and Technical Director for Sutherland, Sproull and Associates, Inc. Also during this period, Mr. Sutherland was associated with ATV as a partner and advisor in venture capital activities. From March 1976 to July 1980, he served as Fletcher Jones Professor of Computer Science and head of the Computer Science Department at the California Institute of Technology. Mr. Sutherland served as a Vice President and Chief Scientist of Evans & Sutherland from 1968 until June 1974, as Vice President of Picture Design Group from July 1974 to December 1974, and as a Senior Scientist for the Rand Corporation from January 1975 to May 1976. Age: 59.

BOARD MEETINGS AND COMMITTEES

      The Board of Directors held four Board Meetings in fiscal year 1997. Each member of the Board of Directors attended at least 75% of the meetings of the Board of Directors, with the exception of John E. Warnock. The Board has established three committees, the Audit Committee, the Compensation and Stock Options Committee, and the Nomination Committee. The members of all three committees are Stewart Carrell, Gerald S. Casilli, Henry N.
Christiansen, Peter O. Crisp, Ivan E. Sutherland, and John E. Warnock.

      The principal functions of the Audit Committee are to recommend engagement of the Company's independent auditors, to consult with the Company's auditors concerning the scope of the audit and to review with them the results of their examination, to approve the services performed by the independent auditors, to review and approve any material accounting policy changes affecting the Company's operating results, and to review the Company's financial control procedures and personnel. The Audit Committee held two meetings in 1997.

      The Compensation and Stock Options Committee reviews compensation and benefits for the Company's executives and administers the grant of stock options under the Company's existing plans. Pursuant to delegated authority from the Board of Directors, Mr. Oyler, as Chief Executive Officer, determines all salaries except for the Company's corporate officers. There were no separate meetings of the Compensation and Stock Options Committee held in 1997, however, the committee executed one unanimous written consent in the granting of stock options.

      The Nomination Committee makes recommendations to the Board of Directors concerning candidates for election as directors. The Nomination Committee will consider nominees recommended by shareholders for election as a director. Such recommendations should be sent to the Secretary of the Company for presentation to the Nomination Committee. There were no separate meetings of the Nomination Committee held in 1997.

COMPENSATION OF DIRECTORS

      Members of the Board of Directors employed by the Company do not receive any separate compensation for services performed as a director. Those members of the Board of Directors not employed by the Company receive a $20,000 annual retainer per year plus $1,000 for each Board meeting attended. There is no separate compensation for committee meeting attendance.

      On February 2, 1989, the Board of Directors adopted the 1989 Stock Option Plan for Non-Employee Directors (the "Non-Employee Directors Plan"), which was approved by the shareholders on May 16, 1989. The Non-Employee Directors Plan was subsequently amended on February 20, 1996. Under the Non-Employee Directors Plan, 350,000 shares have been reserved for issuance of options. Pursuant to the Non-Employee Directors Plan, each non-employee director of the Company, serving at such time, received an option on May 16, 1989 to purchase 10,000 shares, which option was immediately exercisable. Each person who became an Eligible Director (non-employee) subsequent to the date of adoption of the Plan, receives an automatic grant, on the date of his first appointment or election to the Board, of an option to purchase 10,000 shares. Such options are exercisable in four annual installments on the first, second, third, and fourth anniversaries of the date of the grant. The Board has approved, subject to shareholder approval, that the Non-Employee Directors Plan be amended to reduce the vesting period and allow the options to be exercisable in three annual installments on the first, second, and third anniversaries of the date of the grant. For additional information, see Proposal Three, "Evans & Sutherland Computer Corporation 1989 Stock Option Plan for Non-Employee Directors", on page five of this Proxy Statement.

      In addition to the initial grants, each Eligible Director is automatically granted additional options to purchase 10,000 shares of the Company's common stock on the first day of each fiscal year, provided, however, that in no event shall an Eligible Director be granted options under the Non-Employee Directors Plan to purchase more than 100,000 shares in the aggregate. Each option, after the initial option, becomes exercisable in four installments on the first, second, third, and fourth anniversaries of the date of the grant. Currently, the Board consists of five non-employee directors. As of the Record Date, 144,000 shares remain available for future option grants under the Non-Employee Directors Plan.

      The exercise price for options granted under the Non-Employee Directors Plan is equal to the fair market value of the common stock as of the last trading day immediately prior to the date the option is granted. The options have a term of ten years. However, each option automatically terminates 30 days after the optionee ceases to be a non-employee director of the Company except by reason of the optionee's death, disability, or employment by the Company or a subsidiary, in which case the option terminates 90 days after the occurrence of one of these stated events. The Board has approved, subject to shareholder approval, that the Non-Employee Directors Plan be amended to allow that each option shall expire on the earlier of its expiration date or 90 days from the date the Grantee ceased to be a Non-Employee Director for any reason other than retirement from the Board after attaining age 57, or employment by the Company. In the event of retirement, each option shall become fully vested and exercisable until the expiration date of such option. In the event of employment, each option shall continue to be exercisable until the expiration of the option or 90 days after termination of employment of such individual. For additional information, see Proposal Three, "Evans & Sutherland Computer Corporation 1989 Stock Option Plan for Non-Employee Directors", on page five of this Proxy Statement.

      Options granted pursuant to the Non-Employee Directors Plan are nonqualified stock options. Nonqualified stock options have no special tax status. An optionee generally recognizes no taxable income as the result of the grant of such an option. Upon exercise of a nonqualified stock option, the optionee normally recognizes ordinary income on the excess of the fair market value on the date of exercise over the option exercise price. Upon the sale of stock acquired by the exercise of a nonqualified stock option, any gain or loss, based on the difference between the sale price and the fair market value on the date of recognition of income, will be taxed as a capital gain or loss. A capital gain or loss will be long-term if the optionee's holding period is more than 18 months. In the event of a sale of the option, the optionee recognizes ordinary income on the difference between the option exercise price and the sale price. No tax deduction is available to the Company with respect to the grant of the option or the sale of stock acquired upon exercise of the option. The Company should be entitled to a deduction equal to the amount of ordinary income recognized by the optionee as a result of the exercise of the nonqualified stock option. Generally, the recipients will be subject to the restrictions of Section 16(b) of the 1934 Act.

                                  PROPOSAL TWO
                     EVANS & SUTHERLAND COMPUTER CORPORATION
                             1998 STOCK OPTION PLAN

      The Board of Directors of the Company has approved, and recommends that the shareholders approve, the adoption of the Evans & Sutherland Computer Corporation 1998 Stock Option Plan (the "1998 Plan") for employees, officers, and executives of, and consultants and independent contractors to, the Company and any subsidiary.

      The Board believes that the issuance of stock options under the 1998 Plan is an essential element of a compensation package needed to attract and retain employees in the highly competitive computer industry. Furthermore, such options promote the success and enhance the value of Evans & Sutherland Computer Corporation by linking the personal interests of its employees, officers, executives, consultants, and advisors to those of its shareholders and by providing such individuals with an incentive to work to maximize shareholder value. The 1998 Plan utilizes vesting periods to encourage key employees to continue in the employ of the Company and thereby acts as a retention device for those employees as well as encouraging them to maintain a long-term perspective.

      The 1998 Plan makes several changes from the Evans & Sutherland 1995 Long-Term Incentive Equity Plan (the "1995 Plan") currently in effect. The first is to simplify, streamline, and modernize the 1998 Plan by eliminating several types of incentives found in the 1995 Plan, including Stock Appreciation Rights, Stock Awards, and Dividend Equivalents. (None of these were ever issued under the 1995 Plan.) The only incentive forms included in the 1998 Plan are Incentive Stock Options and Non-Qualified Stock Options. The 1998 Plan also alters the vesting provisions for employees taking normal retirement from the Company.

      The 1998 Plan, if approved by shareholders, will have an effective date of April 13, 1998. An aggregate of 400,000 shares of the Company's common stock will be available for grant under the 1998 Plan. The Company intends to register the 400,000 shares available under the 1998 Plan on Form S-8 under the Security Act of 1933 as soon as practicable after receiving shareholder approval.

      The Board believes that the potential dilutive effect of the issuance of stock options under the 1998 Plan is mitigated by the stock repurchase program currently in effect, which is designed to offset options issued. During the past 12 months, the Company repurchased 362,000 shares of its common stock, largely offsetting grants made in 1997. The Company intends to continue the stock repurchase program and currently has 411,000 shares remaining under the Board's repurchase authorization to offset the 400,000 shares available for grant under this proposal.

      During the past three years, a majority of options granted have been issued to non-executive employees, with a minority to executives. In 1995, every employee in the Company was granted stock options, and since then every new employee has received options when starting employment. In 1996 and 1997, options were granted to key contributors below the executive level. The Company believes that these practices have had a positive effect on performance, and plans to continue them in the future.

      The 1998 Plan is described in more detail under the heading "Evans & Sutherland Computer Corporation 1998 Stock Option Plan", beginning on page 11 of this Proxy Statement and is qualified in its entirety by reference to the 1998 Plan.

VOTE REQUIRED

      The affirmative vote of a majority of a quorum of shareholders is required for the adoption of the Evans & Sutherland 1998 Stock Option Plan.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THIS PROPOSAL.

                                 PROPOSAL THREE
                       AMENDMENT TO THE EVANS & SUTHERLAND
                1989 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS

      The Board of Directors of the Company has approved, and recommends that the shareholders approve, an amendment (the "Amendment") to the Evans & Sutherland Computer Corporation 1989 Stock Option Plan for Non-Employee Directors (the "Non-Employee Director Plan") to (i) reduce the vesting period of the options issued under the Non-Employee Director Plan from four years to three years and (ii) amend the termination provisions of the options issued under such Plan.

      The purpose of the Non-Employee Director Plan is to promote the interests of the Company and its shareholders by attracting and retaining highly qualified, independent directors with an investment and performance interest in the Company's future success. The Non-Employee Director Plan is the incentive plan of the Company in which non-employee directors participate. It is therefore essential that the plan be competitive with non-employee director plans offered by other companies.

      The Amendment makes the Non-Employee Director Plan consistent with the Employee Stock Option Plan with respect to vesting and retirement provisions. This change will simplify administration and provides consistent procedures and philosophy between the two plans.

      Under the Amendment, in the event an individual ceases to be a non-employee director for any reason other than retirement from the Board after attaining age 57 or employment by the Company, each option will expire on the earlier of (i) the expiration date or (ii) 90 days from the date of termination. In the event a non-employee director retires from the Board after age 57, each option shall become fully vested and shall remain exercisable until the expiration date of such option. In the event a non-employee director becomes employed by the Company, the options shall continue to vest and shall be exercisable until the expiration date or 90 days after termination of employment.

      The Non-Employee Directors Plan is described in more detail under the heading "Compensation of Directors", beginning on page three of this Proxy Statement.

VOTE REQUIRED

      The affirmative vote of a majority of a quorum of shareholders is required for the approval of the Amendment to the 1989 Stock Option Plan for Non-Employee Directors.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THIS PROPOSAL.

                                  PROPOSAL FOUR
                           RATIFICATION OF APPOINTMENT
                             OF INDEPENDENT AUDITORS

      KPMG Peat Marwick LLP (KPMG), independent certified public accountants, has been selected by the Board of Directors as the accounting firm to audit the accounts and to report on the financial statements of the Company for the fiscal year ending December 31, 1998, and recommends that the shareholders vote for ratification of such selection. Shareholder ratification of the selection of KPMG as the Company's independent auditors is not required by the Company's by-laws or otherwise. However, the Board is submitting the selection of KPMG for shareholder ratification as a matter of good corporate practice. KPMG has audited the Company's financial statements since 1968. Notwithstanding the selection, the Board, in its discretion, may direct the appointment of a new independent accounting firm at any time during the year if the Board feels that such a change would be in the best interests of the Company and its shareholders.

      Neither KPMG, nor any of its members has any financial interest, direct or indirect, in the Company, nor has KPMG, nor any of its members ever been connected with the Company as promoter, underwriter, voting trustee, director, officer, or employee. In the event the shareholders do not ratify such appointment, the Board of Directors will reconsider its selection. Representatives of KPMG are expected to attend the meeting with the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

VOTE REQUIRED

      The affirmative vote of a majority of a quorum of shareholders is required for the ratification of the appointment of KPMG.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF KPMG PEAT MARWICK LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 1998.

                                OTHER INFORMATION

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth certain information regarding beneficial ownership of the Company's common stock as of March 27, 1998, (i) by each person who is known by the Company to own beneficially more than five percent of the Company's common stock, (ii) by each of the Company's directors, (iii) by the Company's Chief Executive Officer and each of the Company's four most highly compensated executive officers who served as executive officers at December 31, 1997 (the "Named Executive Officers"), and (iv) by all directors and executive officers as a group.

                        Directors, Officers, and                                        Shares Beneficially Owned
                         Principal Shareholders (1)                                     Number           Percent

PRINCIPAL SHAREHOLDERS
      Vanguard/PRIMECAP Fund, Inc. (2)                                                   840,000            9.4
                                       -----------------------------------
      P.O. Box 2600, Valley Forge, Pennsylvania 19482-2600

      State of Wisconsin Investment Board (3)                                            710,000            8.0
                                              ----------------------------
      P.O. Box 7842, Madison, Wisconsin 53707
      I.G. Investment Management, Ltd. (4)                                               584,900            6.6
                                           -------------------------------
      447 Portage Avenue, One Canada Centre, Winnipeg, MB   R3C CB6

DIRECTORS

      Stewart Carrell (5)                                                                 41,418             *
                          ------------------------------------------------
      Gerald S. Casilli (6)                                                                2,500             *
                           -----------------------------------------------
      Henry N. Christiansen (7)                                                           33,750             *
                               -------------------------------------------
      Peter O. Crisp (8)                                                                  71,187             *
                         -------------------------------------------------
      James R. Oyler (9)                                                                 245,001            2.8
                         -------------------------------------------------
      Ivan E. Sutherland (10)                                                             68,280             *
                              --------------------------------------------
      John E. Warnock (11)                                                                14,750             *
                           -----------------------------------------------

OTHER EXECUTIVE OFFICERS

      Ronald R. Sutherland (12)                                                           51,668             *
                                ------------------------------------------
      John T. Lemley (13)                                                                 78,334             *
                          ------------------------------------------------
      Charles R. Maule (14)                                                               30,001             *
                            ----------------------------------------------
      Gary E. Meredith (15)                                                               23,334             *
                            ----------------------------------------------
All directors and executive officers as a group - 18 persons (16)                        813,741            9.1
                                                                  --------

      *  Less than one percent.

(1) Pursuant to the rules of the Securities and Exchange Commission, shares shown as "beneficially" owned include (a) shares subject to options currently exercisable or which will be exercisable within 60 days of the Record Date, (b) shares held by unincorporated entities and in trusts and estates over which an individual holds at least shared voting or investment powers, and (c) shares held in trusts and estates of which at least 10 percent of the beneficial interest of such trust is attributable to specified persons in the immediate family of the individual(s) involved. This information is not necessarily indicative of beneficial ownership for any other purpose. The Directors and Named Executive Officers of the Company have sole voting and investment power over the shares of the Company's common stock held in their names, except as noted in the following footnotes.

(2) Vanguard/PRIMECAP Fund, Inc. has sole voting power and shared dispositive power as to 840,000 shares according to Schedule 13G filed with the Securities and Exchange Commission dated February 9, 1998.

(3) State of Wisconsin Investment Board has sole voting power and sole dispositive power as to 710,000 shares according to Schedule 13G filed with the Securities and Exchange Commission dated January 20, 1998.

(4)   I.G.  Investment   Management,   Ltd.  has  sole  voting  power  and  sole
      dispositive power as to 584,900 shares, according to the best knowledge of Evans & Sutherland at the close of business March 27, 1998.

(5) In addition to being a Director, Mr. Carrell is also Chairman of the Board of the Company. The number of shares attributable to Mr. Carrell includes 10,000 shares of common stock, 4,750 shares which are issuable upon conversion of $200,000 of convertible debentures at a conversion rate of $42.10 per share and acquired by Mr. Carrell on March 7, 1995, and 26,668 shares subject to outstanding stock options which are currently exercisable or will be exercisable on or before May 26, 1998.

(6) The number of shares attributable to Mr. Casilli includes 2,500 shares subject to outstanding stock options which are currently exercisable or will be exercisable on or before May 26, 1998.

(7) The number of shares attributable to Mr. Christiansen includes 5,000 shares of common stock, and 28,750 shares subject to outstanding stock options which are currently exercisable or will be exercisable on or before May 26, 1998.

(8) The number of shares attributable to Mr. Crisp includes 42,437 shares of common stock, and 28,750 shares subject to outstanding stock options which are currently exercisable or will be exercisable on or before May 26, 1998.

(9) In addition to being a Director, Mr. Oyler is also President and Chief Executive Officer of Evans & Sutherland. The number of shares attributable to Mr. Oyler includes 5,000 shares of common stock, and 240,001 shares subject to outstanding stock options which are currently exercisable or will be exercisable on or before May 26, 1998.

(10) The number of shares attributable to Mr. Ivan E. Sutherland includes 39,530 shares of common stock, and 28,750 shares subject to outstanding stock options which are currently exercisable or will be exercisable on or before May 26, 1998. Of the 39,530 shares of common stock, 11,300 shares are held by the Sutherland Family Trust of 1980 as to which Mr. Sutherland is a co-trustee with Marcia Sutherland, with each trustee having sole voting and dispositive power.

(11) The number of shares attributable to Mr. Warnock are 14,750 shares subject to outstanding stock options which are currently exercisable or will be exercisable on or before May 26, 1998.

(12) Mr. Ronald R. Sutherland is Vice President and General Manager of the Government Simulation business unit. The number of shares attributable to Mr. Sutherland includes 51,668 shares subject to outstanding stock options which are currently exercisable or will be exercisable on or before May 26, 1998.

(13) Mr. Lemley is Vice President and Chief Financial Officer of the Company. The number of shares attributable to Mr. Lemley includes 5,000 shares of common stock, and 73,334 shares subject to outstanding stock options which are currently exercisable or will be exercisable on or before May 26, 1998.

(14) Mr. Maule is Vice President and General Manager of the Desktop Graphics business unit. The number of shares attributable to Mr. Maule includes 30,001 shares subject to outstanding stock options which are currently exercisable or will be exercisable on or before May 26, 1998.

(15) As of December 31, 1997, Mr. Meredith was Senior Vice President and Secretary of the Company. The number of shares attributable to Mr. Meredith includes 23,334 shares subject to outstanding stock options which are currently exercisable or will be exercisable on or before May 26, 1998. Mr. Meredith resigned as an Officer and Secretary of the Company in March 1998.

(16) The total for directors and officers as a group includes 198,899 shares of common stock, and 614,842 shares subject to outstanding stock options which are currently exercisable or will be exercisable on or before May 26, 1998.

                         EXECUTIVE OFFICER COMPENSATION

      The following table sets forth information regarding the compensation of the Company's Chief Executive Officer and the four most highly compensated executive officers of the Company (i.e. the "Named Executive Officers") for the fiscal years ended December 31, 1997, December 27, 1996, and December 29, 1995.

                           SUMMARY COMPENSATION TABLE
                                                                           Long-Term Compensation
                                        Annual Compensation                  Awards            Payouts
                                                             Other    Restricted                          All Other
                                                            Compen-     Stock      Options/     LTIP        Compen-
       Name and                     Salary    Bonus (1)      sation   Award(s)       SARs       Payouts  sation (2)
    Principal Position    Year       ($)          ($)        ($)         ($)          (#)        ($)          ($)

James R. Oyler            1997    $328,000    $194,500        -           -         70,000        -       $  46,854
  President and           1996     310,000     174,100        -           -        100,000        -          76,890
  Chief Executive Officer 1995     300,000     277,400        -           -           -           -         150,592

Ronald R. Sutherland      1997     199,900     131,100        -           -         25,000        -         376,358
  Vice President,         1996     190,000     152,800        -           -         50,000        -         183,911
  Government Simulation   1995     183,400     160,100        -           -           -           -          36,147

John T. Lemley            1997     208,000     112,100        -           -         20,000        -          36,266
  Vice President and      1996     200,000     102,100        -           -           -           -          30,994
  Chief Financial Officer 1995      23,077        -           -           -        100,000        -          19,606

Charles R. Maule          1997     171,600     112,000        -           -         10,000        -          21,612
  Vice President,         1996     145,962      46,200        -           -         40,000        -         111,650
  Desktop Graphics        1995        -           -           -           -           -           -           -

Gary E. Meredith          1997     190,200      92,300        -           -         10,000        -         306,292
  Senior Vice President   1996     186,500      85,700        -           -         30,000        -         291,262
  and Secretary           1995     181,830     151,300        -           -           -           -         119,241


(1) Represents incentive bonuses for the year indicated that were paid in the subsequent year. Amount of bonus is for achievement of corporate, individual, and organizational objectives for fiscal years 1997, 1996, and 1995.

(2) All other compensation for fiscal year 1997 includes (i) premiums paid for executive life insurance policies (Mr. Oyler $27,491, Mr. Sutherland $33,204, Mr. Lemley $22,438, Mr. Maule $11,400, and Mr. Meredith $118,276); (ii) matching contribution to the Company's Executive Savings Plan (Mr. Oyler $13,160, Mr. Sutherland $9,447, Mr. Lemley $8,098, and Mr. Maule $5,540); (iii) matching contribution to the Company's 401(k) Deferred Savings Plan (Mr. Oyler $4,750, Mr. Sutherland $4,750, Mr. Lemley $4,750, Mr. Maule $3,981, and Mr. Meredith $4,750); (iv) premiums paid for group term life insurance policies (Mr. Oyler $1,453, Mr. Sutherland $1,707, Mr. Lemley $980, Mr. Maule $691, and Mr. Meredith $2,836); (v)
      premiums paid for executive medical  insurance (Mr. Meredith $3,555);  and
      (vi) option exercise income that exceeds 10% of base salary (Mr. Sutherland $327,250 and Mr. Meredith $176,875).

     All other compensation for fiscal year 1996 includes (i) premiums paid for executive life insurance policies (Mr. Oyler $25,742, Mr. Sutherland $31,656, Mr. Lemley $23,218, Mr. Maule $10,838, and Mr. Meredith $115,976);
     (ii) matching contribution to the Company's Executive Savings Plan (Mr. Oyler $17,616, Mr. Sutherland $10,499, Mr. Lemley $6,000, and Mr. Maule $5,879); (iii) matching contribution to the Company's 401(k) Deferred Savings Plan (Mr. Sutherland $4,750, Mr. Lemley $462, and Mr. Meredith $4,750); (iv) premiums paid for group term life insurance policies (Mr. Oyler $1,314, Mr. Sutherland $2,286, Mr. Lemley $1,314, Mr. Maule $763, and Mr. Meredith $3,798); (v) premiums paid for executive medical insurance (Mr. Meredith $4,814); (vi) option exercise income that exceeds 10% of base salary (Mr. Sutherland $134,720 and Mr. Meredith $161,924); and (vii) reimbursement for relocation expenses (Mr. Oyler $32,218 and Mr. Maule $94,170).

     All other compensation for fiscal year 1995 includes (i) premiums paid for executive life insurance policies (Mr. Oyler $24,893, Mr. Sutherland $29,242, Mr. Lemley $19,505, and Mr. Meredith $108,204); (ii) matching contribution to the Company's 401(k) Deferred Savings Plan (Messrs. Sutherland and Meredith $4,620 each); (iii) premiums paid for group term life insurance policies (Mr. Oyler $629, Mr. Sutherland $2,285, Mr. Lemley $101, and Mr. Meredith $3,797); (iv) premiums paid for executive medical insurance (Mr. Meredith $2,620); and (v) reimbursement for relocation expenses (Mr. Oyler $125,070).

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR

      The following table sets forth information regarding options granted during fiscal year 1997 to the "Named Executive Officers". No stock appreciation rights (SARs) were granted in 1997.

                                Individual Grants
                                                                                        Potential Realizable Value
                                           % of Total       Exercise                    at Assumed Annual Rates
                            Options/     Options/SARs       or Base                    of Stock Price Appreciation
                             SARs          Granted to        Price       Expiration          for Option Term (2)
                                                                                          ----------------------
         Name              Granted (1)      Employees       Per Share        Date           At 5%         At 10%
----------------------    ------------    ---------------- -------------  ------------- -------------   --------

James R. Oyler                70,000          12.3%         $22.375      02/28/07       $985,006      $2,496,199
Ronald R. Sutherland          25,000           4.4%          22.375      02/28/07        351,788         891,500
John T. Lemley                20,000           3.5%          22.375      02/28/07        281,430         713,200
Charles R. Maule              10,000           1.8%          22.375      02/28/07        140,715         356,600
Gary E. Meredith              10,000           1.8%          22.375      02/28/07        140,715         356,600


(1) The options are all granted to employees under the Company's 1995 Long-Term Incentive Equity Plan and become exercisable in three equal installments on the first, second, and third anniversaries of the date of the grant. The options have a 10-year term, subject to earlier termination in the event of the optionee's cessation of service with the Company. The total number of options granted to employees during fiscal year 1997 was 570,400 shares.

(2) These potential realizable values are based on an assumed annual rate of increase in the value of the Company's common stock over the ten-year term of the options of five percent and ten percent, compounded annually, as required by the rules of the Securities and Exchange Commission. These rates of increase in value are not indicative of the past performance of the Company's common stock, and are not intended to be a forecast of future appreciation in value of the Company's common stock. The actual realizable value, if any, of these options is dependent upon the actual future value of the Company's common stock, which cannot be predicted with any assurance at this time.

               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                      AND FISCAL YEAR-END OPTION/SAR VALUES

      The following table sets forth information concerning the exercise of stock options during fiscal year 1997 by each of the "Named Executive Officers" and lists the value of their unexercised options on December 31, 1997.

                                                             Number of Unexercised        Value of Unexercised
                                                                Options/SARs           In-the-Money Options/SARs
                          Shares Acquired      Value          at Fiscal Year End         at Fiscal Year-End (1)
                                                        ---------------------------   -------------------------
         Name                on Exercise     Realized   Exercisable   Unexercisable   Exercisable  Unexercisable

James R. Oyler                    -          $   -        183,334         136,666     $2,787,089      $1,005,411
Ronald R. Sutherland           20,000         327,250      26,667          58,333        302,919         436,456
John T. Lemley                    -              -         66,667          53,333        566,670         415,831
Charles R. Maule                  -              -         13,334          36,666        108,339         282,911
Gary E. Meredith               11,000         176,875      22,334          30,000        287,845         228,750


(1) Based on the closing price of the Company's common stock as reported on the NASDAQ Stock Market on December 31, 1997 of $29.00.

                     EVANS & SUTHERLAND COMPUTER CORPORATION
                             1998 STOCK OPTION PLAN

      The Board of Directors of the Company has approved, and recommends that the shareholders approve, the adoption of the Evans & Sutherland Computer Corporation 1998 Stock Option Plan (the "Plan") for employees, officers and executives of, and consultants and independent contractors to, the Company and any subsidiary. The Plan authorizes grants of Incentive Stock Options ("ISOs") or Non-qualified Stock Options ("NQSOs"). The Plan has been established to provide a simplified mechanism for the granting of stock options to eligible individuals and will operate in conjunction with and in addition to the Evans & Sutherland 1995 Long-Term Incentive Equity Plan. See Proposal Two, "Evans & Sutherland Computer Corporation 1998 Stock Option Plan", on page four of this Proxy Statement.

      The Board believes that the issuance of stock options under the Plan will be beneficial to the Company as a means to promote the success and enhance the value of Evans & Sutherland Computer Corporation by linking the personal interests of its employees, officers, executives, consultants and independent contractors to those of its shareholders and by providing such individuals with an incentive for outstanding performance. These incentives also provide the Company flexibility in its ability to attract and retain the services of individuals upon whose judgement, interest, and special effort the successful conduct of the Company's operation is largely dependent. The Plan, if approved by shareholders, will have an effective date of April 13, 1998. The following summary is qualified by reference to the Plan, a copy of which will be made available to any shareholder upon request.

ADMINISTRATION

      The Plan will be administered by either the Board or a committee appointed by the Board consisting of at least two (2) non-employee directors who also qualify as "outside directors" under section 162(m) of the Internal Revenue Code of 1986, as amended ("Code"). If the Board does not appoint a Committee, any reference herein to the Committee shall be to the Board. Additionally, the Company's CEO is permitted to grant options under the Plan except to those individuals who are subject to Section 16 of the Securities Exchange Act of 1934 (i.e. insiders). The committee (and the CEO when granting options) will have the exclusive authority to administer the Plan, including the power to determine eligibility, the types and sizes of options, and the price and timing of options.

ELIGIBILITY

      Persons eligible to participate in the Plan include all employees, officers, and executives of, and consultants and independent contractors to, the Company and its subsidiaries, as determined by the Committee, including employees who are members of the Board, but excluding directors who are not employees.

RETIREMENT PROVISION

      The Plan provides that in the event an individual ceases to be employed due to normal retirement from the Company, each option shall become fully vested and exercisable and shall remain exercisable after such termination until the expiration date of such option.

LIMITATION ON OPTIONS AND SHARES AVAILABLE

      An aggregate of 400,000 shares of the Company's common stock are available for grant under the Plan. The maximum number of shares of stock that may be subject to one or more options to a single participant under the Plan during any fiscal year is 250,000.

DESCRIPTION OF THE AVAILABLE OPTIONS

INCENTIVE STOCK OPTIONS

      An ISO is a stock option that satisfies the requirements specified in Code
Section 422. Under the Code, ISOs may only be granted to employees. In order for an option to qualify as an ISO, the price payable to exercise the option must equal or exceed the fair market value of the stock at the date of the grant, the option must lapse no later than 10 years from the date of the grant, and the stock subject to ISOs that are first exercisable by an employee in any calendar year must not have a value of more than $100,000 as of the date of grant. Certain other requirements must also be met.

      An optionee will not be treated as receiving taxable income upon either the grant of an ISO or upon the exercise of an ISO. However, the difference between the exercise price and the fair market value on the date of exercise will be an item of tax preference at the time of exercise in determining liability for the alternative minimum tax, assuming that the stock is either transferable or is not subject to a substantial risk of forfeiture under Section 83 of the Code.

      If stock acquired by the exercise of an ISO is not sold or otherwise disposed of within two years from the date of its grant and is held for at least one year after the date such stock is transferred to the optionee, any gain or loss resulting from its disposition will be treated as capital gain or loss. If such stock is disposed of before the expiration of the above-mentioned holding periods, a "disqualifying disposition" will occur. If a disqualifying disposition occurs, the optionee will realize ordinary income in the year of the disposition in an amount equal to the difference between the fair market value of the stock on the date of exercise and the exercise price, or the selling price of the stock and the exercise price, whichever is less. The balance of the optionee's gain on a disqualifying disposition, if any, will be taxed as capital gain.

      In the event an optionee exercises an ISO using stock acquired by a previous exercise of an ISO, unless the stock exchange occurs after the required holding periods, such exchange shall be deemed a disqualifying disposition of the stock exchanged.

      The Company will not be entitled to any tax deduction as a result of the grant or exercise of an ISO, or on a later disposition of the stock received, except that in the event of a disqualifying disposition, the Company will be entitled to a deduction equal to the amount of ordinary income realized by the optionee.

NON-QUALIFIED STOCK OPTIONS

      An NQSO is any stock option other than an Incentive Stock Option. Such options are referred to as "non-qualified" because they do not meet the requirements of, and are not eligible for, the favorable tax treatment provided by Section 422 of the Code.

      No taxable income will be realized by an optionee upon the grant of an NQSO, nor is the Company entitled to a tax deduction by reason of such grant. Upon the exercise of an NQSO, the optionee will realize ordinary income in an amount equal to the excess of the fair market value of the stock on the date of exercise over the exercise price and the Company will be entitled to a corresponding tax deduction.

      Upon a subsequent sale or other disposition of stock acquired through exercise of an NQSO, the optionee will realize capital gain or loss to the extent of any intervening appreciation or depreciation. Such a resale by the optionee will have no tax consequence to the Company.

RECENT TAX CHANGES

      Section 162(m) of the Code, adopted as part of the Revenue Reconciliation Act of 1993, generally limits to $1 million the deduction that can be claimed by any publicly-held corporation for compensation paid to any covered employee in any taxable year. Performance-based compensation is outside the scope of the $1 million limitation, and, hence, generally can be deducted by a publicly-held corporation without regard to amount; provided that, among other requirements, such compensation is approved by shareholders. Among the items of performance-based compensation that can be deducted without regard to amount (assuming shareholder approval and other applicable requirements are satisfied) is compensation associated with the exercise price of a stock option so long as the option has an exercise price equal to or greater than the fair market value of the underlying stock at the time of the option grant. All options granted under the Plan that are intended to qualify as performance-based compensation will have an exercise price at least equal to the fair market value of the underlying stock on the date of grant.

AMENDMENT AND TERMINATION

      The Committee, subject to approval of the Board, may terminate, amend, or modify the Plan at any time; provided, however, that shareholder approval is required for any amendment to the extent necessary or desirable to comply with any applicable law, regulation, or stock exchange rule.

CHANGE OF CONTROL

      In the event of a change of control of the Company: all options under the Plan shall become immediately exercisable. Under the Plan, a change in control occurs upon any of the following events: (a) any person becoming the beneficial owner of 30% or more of the Company's stock; (b) during any two-year period, the persons who are on the Company's Board of Directors at the beginning of such period and any new person elected by two-thirds of such directors cease to constitute a majority of the persons serving on the Board of Directors; (c) the Company undergoes a change of control required to be reported in response to item 6(e) of Schedule 14A under the Securities Exchange Act of 1934; or (d) the Company's shareholders approve (1) a merger or consolidation of the Company with another corporation where the Company is not the surviving entity, or (2) any sale of substantially all of the Company's assets.

                              PENSION PLAN AND SERP

      The Company supports a Defined Benefit Pension Plan (Pension Plan) and Supplemental Executive Retirement Plan (SERP) with contributions based upon actuarial computations which take into account many assumptions and factors including, among others, projected average salary and time in service. Directors of the Company who are not employees are not eligible to participate in the Pension Plan and SERP. The Company's 1997 expense for the Pension Plan of $892,700 was 2.4% of the total remuneration of those participants covered by the Pension Plan for the fiscal year 1997. Under the pension provisions, the credited years of service for the Named Executive Officers listed in the preceding Summary Compensation Table are as follows: Messrs. James R. Oyler, 3 years; Ronald R. Sutherland, 16 years; John T. Lemley, 2 years; Charles R. Maule, 2 years; and Gary E. Meredith, 21 years.

      The Company maintains a non-qualified deferred compensation plan or SERP for certain executives selected by the Compensation Committee of the Board. Under the SERP, an executive's annual retirement income commencing at age 65 (and having at least three years of service under the SERP) equals 66.7% of the executive's average base salary reduced by the executive's annual benefit under the Pension Plan multiplied by a fraction the numerator of which is the total number of years of service with the Company (up to a maximum of ten) and the denominator of which is ten. For purposes of the SERP, the term "average base salary" is defined as the average of the executive's base compensation over a three year period, excluding all other forms of compensation except amounts deferred under the Company's 401(k) Plan and the SERP.

      Messrs. James R. Oyler, Ronald R. Sutherland, John T. Lemley, Charles R. Maule, and Gary E. Meredith are currently participating in the SERP and have 4, 17, 3, 2, and 21 years of service, respectively, credited under the SERP and are expected to have at least 10 years of service credited under the Pension Plan at age 65. The Company has purchased life insurance for its benefit on the lives of some or all of the participants. It is anticipated that the life insurance proceeds payable upon the death of plan participants will reimburse the Company for the after-tax cost of benefit payments, premiums, and a factor for the cost of money.

      The following table illustrates the approximate annual retirement benefits (not including social security benefits) under the SERP, assuming retirement at age 65, based upon years of accredited service and final qualifying earnings as defined in the Pension Plan and SERP, and also assuming that the employee elects a straight life annuity.

                                                                           Years of Service

    Remuneration (1)                                                15           20            25           30           35
    ------------                                                 --------     --------     --------      -------      -------

      $125,000    ....................................            $83,375      $83,375      $83,375      $83,375      $83,375
       150,000    ....................................            100,050      100,050      100,050      100,050      100,050
       175,000    ....................................            116,725      116,725      116,725      116,725      116,725
       200,000    ....................................            133,400      133,400      133,400      133,400      133,400
       225,000    ....................................            150,075      150,075      150,075      150,075      150,075
       250,000    ....................................            166,750      166,750      166,750      166,750      166,750
       300,000    ....................................            200,100      200,100      200,100      200,100      200,100
       400,000    ....................................            266,800      266,800      266,800      266,800      266,800
       450,000    ....................................            300,150      300,150      300,150      300,150      300,150
       500,000    ....................................            333,500      333,500      333,500      333,500      333,500


(1) For purposes of determining benefits at normal retirement, remuneration is based upon the average qualifying earnings of the employee. Under the Pension Plan, this is the average of the five consecutive calendar years that will produce the highest average earnings out of the last ten calendar years of employment. Under the SERP, this is the average of the three consecutive calendar years of employment with the Company that produces the highest annual average. For 1997, compensation taken into account under the Pension Plan for any individual in any year was limited to $160,000.

             REPORT OF THE COMPENSATION AND STOCK OPTIONS COMMITTEE
                            OF THE BOARD OF DIRECTORS
GENERAL

      The following report shall not be deemed incorporated by reference into any filing under the Securities Act of 1933 (the "1933 Act") or under the Securities Exchange Act of 1934 (the "1934 Act"), except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under either the 1933 Act or the 1934 Act.

      The Compensation and Stock Options Committee of the Board of Directors (the "Committee") establishes and oversees the general compensation policies of the Company, which include specific compensation levels for executive officers, cash incentive initiatives for executives and the technical staff, and the 1995 Long-Term Incentive Equity Plan. The Committee is composed of the Chairman of the Board and all of the independent outside directors.

      E&S operates in highly competitive businesses and competes nationally for personnel at the executive and technical staff level. Outstanding candidates are aggressively recruited, often at premium salaries. Highly qualified employees are essential to the success of the Company. The Company is committed to providing competitive compensation that helps attract, retain, and motivate the highly skilled people it requires. The Committee strongly believes that a considerable portion of the compensation for the Chief Executive Officer and other top executives must be tied to the achievement of business objectives and to business unit and overall company performance, both current and long-term.

EXECUTIVE COMPENSATION

      The salary of the Chief Executive Officer is established solely by the Committee, while the salary of other executives is recommended by the Chief Executive Officer for review and approval of the Committee. Prime sources of information in determining executive salaries is a survey published by the American Electronics Association (AEA), entitled "Executive Compensation in the Electronics Industry", and a survey published by Radford Associates entitled "Management Total Compensation Report", a major source for executive and top management compensation in high-tech industries. The Committee has determined that, as a general rule, executive, management, and top technical salaries should be at or near the 50th percentile of these surveys.

      In 1995, the Committee approved a Management Incentive Plan (MIP), which provides financial incentives for certain key executives and managers of the Company to achieve profitable growth. Participation is limited to those who significantly and directly contribute through their actions to the profitable growth of the Company. The MIP incentive is based on operating profit achievement relative to the annual operating plan. Measurement for corporate (functional) managers is total corporate performance, while measurement for business unit managers is both corporate and business unit performance. The MIP incorporates an operating profit level that must be attained before bonuses may be earned, as well as individual maximums on annual incentive amounts. This provision ensures a return to shareholders prior to any incentive payments being made.

      Other than the company's pension plan and SERP, the long-term component of compensation for the Chief Executive Officer and other executives is the 1995 Long-Term Incentive Equity Plan. The plan does not provide for automatically-timed option grants, but rather provides for grants at the discretion of the Committee. In general, stock options are granted to executives, key managers, and technical staff whose individual assignments are anticipated to have high leverage in terms of achieving the longer-term objectives of the Company. This report is submitted by the members of the Compensation and Stock Options Committee.

Stewart Carrell            Henry N. Christiansen              Ivan E. Sutherland
Gerald S. Casilli          Peter O. Crisp                     John E. Warnock

TERMINATION OF EMPLOYMENT AND CHANGE OF CONTROL ARRANGEMENTS

      In April 1984, the Board of Directors authorized a form of severance agreement which provides that, upon termination of employment (i) by the Company within two years of a change in control which has not been approved by a majority of the directors in office immediately preceding such change in control (an "unapproved change in control") or (ii) by the executive for good reason within two years after such an unapproved change in control, such executive will be entitled to receive, among other things, an amount equal to the sum of his base salary at the date of termination plus any amount awarded under the President's Plan or the Executive Plan for the year preceding the year of termination multiplied by two and a pro rata portion of any award related to any uncompleted performance award period under the President's Plan, the Executive Plan, or the Stock Bonus Plan. Such agreements would also require the Company to provide certain benefits, including insurance coverage, for each person after termination of employment for a two year period and to provide each person with an amount in cash equal to an amount which he would have received under the Company pension plans had he been fully vested and had he remained employed for two additional years, reduced by the pension benefits he will actually receive under such pension plans. However, each executive may terminate employment with the Company within 90 days of an unapproved change in control without good reason, in which case the severance benefits are limited to an amount in cash equal to the sum of his annual base salary at the date of termination plus an amount equal to the amount of any award received under the President's Plan, the Executive Plan, or the Stock Bonus Plan for the year preceding the year of termination. Such arrangements confer no benefits either prior to an unapproved change in control nor after a change in control which has been approved by the Board of Directors as described above. Because such agreements may impose significant costs upon the Company following a change in control, they may tend to discourage takeover attempts. The Board of Directors has authorized the President or the Board, in his or their discretion, to cause the Company to enter into such severance agreements with up to approximately twelve persons, including some or all of the officers of the Company and such other key employees as the President shall in his discretion designate. The Company has not yet entered into any such agreements.

      In addition to the Termination of Employment and Change of Control protection for key officers noted above, the Company has entered into separate agreements with certain executive officers of the Company regarding severance and termination issues. A summary of these agreements follow:

      On November 29, 1994, an agreement was entered into with Mr. James R. Oyler, President and Chief Executive Officer, which provides, in the unlikely event that circumstances result in dismissal, regardless of the quality of service he has rendered, for other than cause, the Company will pay him an amount equal to one year's base salary, plus the amount, if any, of the prior year's bonus, and medical and life insurance benefits for one year.

      In connection with the resignation of Mr. Gary E. Meredith as Senior Vice President and Secretary, the Company has agreed to pay him an amount equal to one and a half times his current year's base salary, plus the amount of the prior year's bonus. In addition, the Company will pay the medical insurance premiums under the Company's regular insurance plan for continuation coverage and, after the expiration of continuation coverage, under the conversion policy provided under the medical plan. The Company will also pay a single sum cash payment for Company defined benefit pension plan service lost due to early termination.

                       COMPARATIVE STOCK PERFORMANCE CHART

      The following graph presents a five year comparison of cumulative total shareholder return for the Company's common stock, the Hambrecht & Quist Computer Hardware Sector Index, and the Standard & Poor's 500 Index. It assumes the investment of $100 on December 31, 1992 in stock or index, including reinvestment of dividends. Total shareholder returns for prior periods are not an indication of future investment returns.

                 COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN


                           [LINE GRAPH APPEARS HERE]



                              Specific Plot Points

                                      1993    1994     1995     1996     1997
                                      ----    ----     ----     ----     ----
    Evans & Sutherland ............... 105      82     138      155      179
    Hambrecht & Quist  ............... 105     130     187      249      338
    Standard & Poor 500............... 110     112     153      189      252

                      COMPLIANCE WITH SECTION 16(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors, and greater than ten-percent beneficial owners are required by SEC regulation to furnish the Company with copies of all
Section 16(a) reports they file.

      Based solely upon review of the copies of such reports furnished to the Company and written representations that no other reports were required, the Company believes that there was compliance for the fiscal year ended December 31, 1997 with all Section 16(a) filing requirements applicable to the Company's officers, directors, and greater than ten-percent beneficial owners.

                              SHAREHOLDER PROPOSALS

      Proposals by shareholders of the Company that are intended to be presented by such shareholders at the Company's 1999 Annual Meeting of Shareholders must be received by the Company on or before December 18, 1998 in order that they may be included in the proxy statement and form of proxy relating to that meeting.

                                  OTHER MATTERS

      The Board of Directors knows of no other matters to be acted upon at the meeting. However, if any other matters properly come before the meeting, it is intended that the persons voting the proxies will vote them in accordance with their best judgment.

                             ADDITIONAL INFORMATION

         Evans & Sutherland will provide without charge to each person solicited, upon oral or written request of any such person, a copy of the Company's annual report on Form 10-K, including the consolidated financial statements and the financial statement schedules required to be filed with the Securities and Exchange Commission pursuant to Rule 13a-1 under the Securities Exchange Act of 1934. Direct any such correspondence to the Secretary of the Company.


                                      EVANS & SUTHERLAND COMPUTER CORPORATION




                                       Mark C. McBride
                                       Vice President and
                                       Secretary

                                   APPENDIX A
                     EVANS & SUTHERLAND COMPUTER CORPORATION
                             1998 STOCK OPTION PLAN

ARTICLE 1 - PURPOSE

         1.1 GENERAL. The purpose of the Evans & Sutherland Computer Corporation 1998 Stock Option Plan (the "Plan") is to promote the success, and enhance the value, of Evans & Sutherland Computer Corporation (the "Company") by linking the personal interests of its officers, employees, and consultants or independent contractors to those of Company stockholders and by providing its officers, employees, and consultants or independent contractors with an incentive for outstanding performance. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of officers, employees, and consultants or independent contractors upon whose judgment, interest, and special effort the successful conduct of the Company's operation is largely dependent. Accordingly, the Plan permits the grant of stock options from time to time to officers, employees, and consultants or independent contractors.

ARTICLE 2 - EFFECTIVE DATE

         2.1 EFFECTIVE DATE. The Plan is effective as of April 13, 1998 (the "Effective Date").
                  --------------

ARTICLE 3 - DEFINITIONS AND CONSTRUCTION

         3.1 DEFINITIONS. When a word or phrase appears in this Plan with the initial letter capitalized, and the word or phrase does not commence a sentence, the word or phrase shall generally be given the meaning ascribed to it in this Section or in Sections 1.1 or 2.1 unless a clearly different meaning is required by the context. The following words and phrases shall have the following meanings:

                  (a)      "Board" means the Board of Directors of the Company.

                  (b) "Change of Control" means any of the following: (i) the Company executes a definitive agreement to merge or consolidate with or into another corporation in which the Company is not the surviving corporation and the Company's common stock is converted into or exchanged for stock or securities of any other corporation, cash, or any other thing of value; (ii) the Company executes a definitive agreement to sell or otherwise dispose of substantially all its assets;
         (iii) the Company undergoes a change of control of the nature required to be reported in response to item 6(e) of Schedule 14A promulgated under the Securities Exchange Act of 1934, as amended; (iv) a public announcement that more than thirty percent (30%) of the Company's then outstanding voting stock has been acquired by any person or group; or
         (v) a change is made in the membership of the Board resulting in a membership of which less than a majority were also members of the Board on the date two years prior to such change, unless the election, or the nomination for election by the stockholders of the Company, of each new director was approved by the vote of at last two-thirds of the directors then still in office who were directors on the date two years prior to such change.

                  (c) "Code" means the Internal Revenue Code of 1986, as amended.

                  (d) "Committee"  means the committee of the Board described in
         Article 4.

                  (e) "Disability" shall mean any illness or other physical or mental condition of a Participant which renders the Participant incapable of performing his customary and usual duties for the Company, or any medically determinable illness or other physical or mental condition resulting from a bodily injury, disease or mental disorder which in the judgment of the Committee is permanent and continuous in nature. The Committee may require such medical or other evidence as it deems necessary to judge the nature and permanency of the Participant's condition.

                  (f) "Fair Market Value" means, as of any given date, the fair market value of stock or other property on a particular date determined by such methods or procedures as may be established from time to time by the Committee. Unless otherwise determined by the Committee, the Fair Market Value of stock as of any date shall be the closing price for the stock as reported on the NASDAQ National Market System (or on any national securities exchange on which the stock is then listed) for that date or, if no closing price is so reported for that date, the closing price on the next preceding date for which a closing price was reported.

                  (g) "Incentive Stock Option" means an option that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

                  (h) "Non-Employee Director" means a member of the Board who qualifies as a "Non-Employee Director" as defined in Rule 16b-3(b)(3) of the Exchange Act, or any successor definition adopted by the Board.

                  (i) "Non-Qualified Stock Option" means an option that is not intended to be an Incentive Stock Option.

                  (j)  "Option"  means a right  granted to a  Participant  under
         Article 7 of the Plan to purchase stock at a specified price during specified time periods. An option may be either an Incentive Stock Option or a Non-Qualified Stock Option.

                  (k) "Option Agreement" means any written agreement, contract, or other instrument or document evidencing an option.

                  (l) "Participant" means a person, who as an officer, employee, consultant or independent contractor of the Company or a Subsidiary, including an individual who is also a member of the Board, has been granted an option under the Plan.

                  (m) "Plan" means the Evans & Sutherland Computer Corporation 1998 Stock Option Plan, as amended from time to time.

                  (n) "Retirement" means a Participant's termination of employment with the Company after attaining any normal or early retirement age specified in any pension, profit sharing or other retirement program sponsored by the Company or such other event designated as a Retirement by the Committee in an Option Agreement.

                  (o) "Stock" means the common stock of the Company and such other securities of the Company that may be substituted for stock pursuant to Article 9.

                  (p) "Subsidiary" means any corporation of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company.

ARTICLE 4 - ADMINISTRATION

         4.1 COMMITTEE. The Plan shall be administered by the Board or a Committee appointed by, and which serves at the discretion of, the Board. If the Board appoints a Committee, the Committee shall consist of at least two individuals, each of whom qualifies as (i) a Non-Employee Director, and (ii) an "outside director" under Code Section 162(m) and the regulations issued thereunder; provided, however, that the Chief Executive Officer of the Company shall have the authority to grant options to individuals who are not subject to
Section 16 of the Securities Exchange Act of 1934. When the Chief Executive Officer is acting to grant options under this Plan, solely for purposes of this Plan, the Chief Executive Officer shall be deemed to be acting as the Board or the Committee, as the case may be. Additionally, reference to the Committee shall also refer to the Board if the Board does not appoint a Committee.

         4.2 ACTION BY THE COMMITTEE. A majority of the Committee shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present and acts approved in writing by a majority of the Committee in lieu of a meeting shall be deemed the acts of the Committee. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Subsidiary, the Company's independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

         4.3 AUTHORITY OF COMMITTEE. The Committee has the exclusive power, authority and discretion to:

                  (a)      Designate Participants to receive options;

                  (b) Determine the type or types of options to be granted to each Participant;

                  (c) Determine the number of options to be granted and the number of shares of stock to which an option will relate;

                  (d) Determine the terms and conditions of any option granted under the Plan including but not limited to, the exercise price, grant price, or purchase price, any restrictions or limitations on the option, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an option, and accelerations or waivers thereof, based in each case on such considerations as the Committee in its sole discretion determines;

                  (e) Determine whether, to what extent, and under what circumstances an option may be settled in, or the exercise price of an option may be paid in, cash, stock, other options, or other property, or an option may be canceled, forfeited, or surrendered;

                  (f) Prescribe the form of each Option Agreement, which need not be identical for each Participant;

                  (g) Decide all other matters that must be determined in connection with an option;

                  (h) Establish, adopt or revise any rules and regulations as it may deem necessary or advisable to administer the Plan; and

                  (i) Make all other decisions and determinations that may be required under the Plan or as the Committee deems necessary or advisable to administer the Plan.

         4.4 DECISIONS BINDING. The Committee's interpretation of the Plan, any options granted under the Plan, any Option Agreement and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all parties.

ARTICLE 5 - SHARES SUBJECT TO THE PLAN

         5.1 NUMBER OF SHARES. Subject to adjustment as provided in Article 9.1 below, the maximum aggregate number of shares of stock that may be subject to options under the Plan is 400,000. The shares may be authorized but unissued or reacquired shares of stock.

         5.2 LAPSED OPTIONS. To the extent that an option terminates, expires or lapses for any reason, any shares of stock subject to the option will again be available for the grant under the Plan.

         5.3 STOCK DISTRIBUTED. Any stock distributed pursuant to an option may consist, in whole or in part, of authorized and unissued stock, treasury stock or stock purchased on the open market.

         5.4 LIMITATION ON NUMBER OF SHARES SUBJECT TO OPTIONS. Notwithstanding any provision in the Plan to the contrary, and subject to the adjustment in
Article 9.1, the maximum number of shares of stock with respect to one or more options that may be granted to any one Participant during the Company's fiscal year shall be 250,000.

ARTICLE 6 - ELIGIBILITY AND PARTICIPATION

         6.1 ELIGIBILITY. Persons eligible to participate in this Plan include all officers, employees, and consultants or independent contractors of the Company or a Subsidiary, as determined by the Committee, including officers, employees, and consultants or independent contractors who are also members of the Board. In order to assure the viability of options granted to Participants employed in foreign countries, the Committee may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy, or custom. Moreover, the Committee may approve such supplements to, or amendments, restatements, or alternative versions of the Plan as it may consider necessary or appropriate for such purposes without thereby affecting the terms of the Plan as in effect for any other purpose; provided, however, that no such supplements, amendments, restatements, or alternative versions shall increase the share limitations contained in Section 5 of the Plan. For purposes of this Plan, a change in status from (i) an Employee to a consultant or advisor, or (ii) a consultant or advisor to an Employee will not constitute a termination of employment.

         6.2 ACTUAL PARTICIPATION. Subject to the provisions of the Plan, the Committee may, from time to time, select from among all eligible individuals, those to whom options shall be granted and shall determine the nature and amount of each option. No individual shall have any right to be granted an option under this Plan.

ARTICLE 7 - STOCK OPTIONS

         7.1  GENERAL.   The   Committee  is  authorized  to  grant  options  to
Participants on the following terms and conditions:

                  (a) EXERCISE PRICE. The exercise price per share of stock under an option shall be determined by the Committee and set forth in the Option Agreement. It is the intention under the Plan that the exercise price for any option shall not be less than the Fair Market Value as of the date of grant; provided, however that the Committee may, in its discretion, grant options (other than options that are intended to be Incentive Stock Options) with an exercise price of less than Fair Market Value on the date of grant.

                  (b) TIME AND CONDITIONS OF EXERCISE. The Committee shall determine the time or times at which an option may be exercised in whole or in part. The Committee also shall determine the performance or other conditions, if any, that must be satisfied before all or part of an option may be exercised. Notwithstanding anything in the Plan to the contrary, a Participant's Option shall become fully vested and exercisable and any restrictions shall lapse once the Participant terminates employment on account of Retirement and such options shall remain exercisable after such termination of employment until the expiration of the option.

                  (c) PAYMENT. The Committee shall determine the methods by which the exercise price of an option may be paid, the form of payment, including, without limitation, cash, shares of stock (through actual tender or by attestation), or other property (including broker-assisted "cashless exercise" arrangements), and the methods by which shares of stock shall be delivered or deemed to be delivered to Participants.

                  (d) EVIDENCE OF GRANT. All options shall be evidenced by a written Option Agreement between the Company and the Participant. The Option Agreement shall include such provisions as may be specified by the Committee.

         7.2 INCENTIVE STOCK OPTIONS. Incentive Stock Options shall be granted only to employees and the terms of any Incentive Stock Options granted under the Plan must comply with the following additional rules:

                  (a) EXERCISE PRICE. The exercise price per share of stock shall be set by the Committee, provided that the exercise price for any Incentive Stock Option may not be less than the Fair Market Value as of the date of the grant.

                  (b) EXERCISE. In no event, may any Incentive Stock Option be exercisable for more than ten years from the date of its grant.

                  (c) LAPSE OF OPTION. An Incentive Stock Option shall lapse under the following circumstances:

                           (1) The Incentive  Stock Option shall lapse ten years
                  from the date it is granted, unless an earlier time is set in the Option Agreement.

                           (2) Subject to Section 6.1, if the Participant separates from employment for any reason other than Disability or death, the Incentive Stock Option shall lapse three months following the Participant's termination of employment, or such other time as specified in the Participant's Option Agreement. Notwithstanding anything in the Plan to the contrary, a Participant's ISO shall become fully vested and exercisable and any restrictions shall lapse once the Participant terminates employment on account of Retirement and such ISO shall remain exercisable after such termination of employment until the expiration of the ISO; provided, however, that to the extent such option is not exercised within three months after such termination, such option shall thereafter be considered a Non-Qualified Stock Option. To the extent that this provision causes Incentive Stock Options to become first exercisable by a Participant in excess of the limitation in
                  Section 7.2(d), the excess shall be considered Non-Qualified Stock Options.

                           (3) If the Participant terminates employment on account of Disability or death before the option lapses pursuant to paragraph (1) or (2) above, the Incentive Stock Option shall lapse, unless it is previously exercised, on the earlier of (i) the date on which the option would have lapsed had the Participant not become Disabled or lived and had his employment status (i.e., whether the Participant was employed by the Company on the date of his Disability or death or had previously terminated employment) remained unchanged; or (ii) 12 months after the date of the Participant's termination of employment on account of Disability or death. Upon the Participant's Disability or death, any Incentive Stock Options exercisable at the Participant's Disability or death may be exercised by the Participant's legal representative or representatives, by the person or persons entitled to do so under the Participant's last will and testament, or, if the Participant shall fail to make testamentary disposition of such Incentive Stock Option or shall die intestate, by the person or persons entitled to receive said Incentive Stock Option under the applicable laws of descent and distribution.

                  (d) INDIVIDUAL DOLLAR LIMITATION. The aggregate Fair Market Value (determined as of the time an option is made) of all shares of stock with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed $100,000.00 or such other limitation as imposed by Section 422(d) of the Code, or any successor provision. To the extent that Incentive Stock Options are first exercisable by a Participant in excess of such limitation, the excess shall be considered Non-Qualified Stock Options.

                  (e) TEN PERCENT OWNERS. An Incentive Stock Option shall be granted to any individual who, at the date of grant, owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company only if such option is granted at a price that is not less than 110% of Fair Market Value on the date of grant and the option is exercisable for no more than five years from the date of grant.

                  (f) EXPIRATION OF INCENTIVE STOCK OPTIONS. No option of an Incentive Stock Option may be made pursuant to this Plan after the tenth anniversary of the Effective Date.

                  (g) RIGHT TO EXERCISE. During a Participant's lifetime, an Incentive Stock Option may be exercised only by the Participant.

ARTICLE 8 - PROVISIONS APPLICABLE TO OPTIONS

         8.1 EXCHANGE PROVISIONS. The Committee may at any time offer to exchange or buy out any previously granted option for a payment in cash, stock, or another option (subject to Section 8.1), based on the terms and conditions the Committee determines and communicates to the Participant at the time the offer is made.

         8.2 TERM OF OPTION. The term of each option shall be for the period as determined by the Committee, provided that in no event shall the term of any Incentive Stock Option exceed a period of ten years from the date of its grant.

         8.3 FORM OF PAYMENT FOR OPTIONS. Subject to the terms of the Plan and any applicable law or Option Agreement, payments or transfers to be made by the Company or a Subsidiary on the grant or exercise of an option may be made in such forms as the Committee determines at or after the time of grant, including without limitation, cash, stock, other options, or other property, or any combination, and may be made in a single payment or transfer, in installments, or on a deferred basis, in each case determined in accordance with rules adopted by, and at the discretion of, the Committee.

         8.4 LIMITS ON TRANSFER. No right or interest of a Participant in any option may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or a Subsidiary, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or a Subsidiary. Except as otherwise provided by the Committee, no option shall be assignable or transferable by a Participant other than by will or the laws of descent and distribution.

         8.5 BENEFICIARIES. Notwithstanding Section 8.4, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any option upon the Participant's death. A beneficiary, legal guardian, legal representative, or other person claiming any rights under the Plan is subject to all terms and conditions of the Plan and any Option Agreement applicable to the Participant, except to the extent the Plan and Option Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If the Participant is married, a designation of a person other than the Participant's spouse as his beneficiary with respect to more than 50 percent of the Participant's interest in the option shall not be effective without the written consent of the Participant's spouse. If no beneficiary has been designated or survives the Participant, payment shall be made to the person entitled thereto under the Participant's will or the laws of descent and distribution. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Committee.

         8.6 STOCK CERTIFICATES. All stock certificates delivered under the Plan are subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with Federal or state securities laws, rules and regulations and the rules of any national securities exchange or automated quotation system on with the stock is listed, quoted, or traded. The Committee may place legends on any stock certificate to reference restrictions applicable to the stock.

         8.7 TENDER OFFERS. In the event of a public tender for all or any portion of the stock, or in the event that a proposal to merge, consolidate, or otherwise combine with another company is submitted for stockholder approval, the Committee may in its sole discretion declare previously granted options to be immediately exercisable. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Section 7.2(d), the excess options shall be deemed to be Non-Qualified Stock Options.

         8.8 ACCELERATION UPON A CHANGE OF CONTROL. If a Change of Control occurs, all outstanding options shall become fully exercisable. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Section 7.2(d), the excess options shall be deemed to be Non-Qualified Stock Options. Upon, or in anticipation of, such an event, the Committee may cause every option outstanding hereunder to terminate at a specific time in the future and shall give each Participant the right to exercise options during a period of time as the Committee, in its sole and absolute discretion, shall determine, except in the event that the surviving or resulting entity agrees to assume the options on terms and conditions that substantially preserve the Participant's rights and benefits of the option then outstanding.

ARTICLE 9 - CHANGES IN CAPITAL STRUCTURE

         9.1 GENERAL. In the event a stock dividend is declared upon the stock, the shares of stock then subject to each option (and the number of shares subject thereto) shall be increased proportionately without any change in the aggregate purchase price therefor. In the event the stock shall be changed into or exchanged for a different number or class of shares of stock or of another corporation, whether through reorganization, recapitalization, stock split-up, combination of shares, merger or consolidation, there shall be substituted for each such share of stock then subject to each option the number and class of shares of stock into which each outstanding share of stock shall be so exchanged, all without any change in the aggregate purchase price for the shares then subject to each option.

ARTICLE 10 - AMENDMENT, MODIFICATION AND TERMINATION

         10.1 AMENDMENT, MODIFICATION AND TERMINATION. With the approval of the Board, at any time and from time to time, the Committee may terminate, amend or modify the Plan; provided, however, that to the extent necessary and desirable to comply with any applicable law, regulation, or stock exchange rule, the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

         10.2 OPTIONS PREVIOUSLY GRANTED. No termination, amendment, or modification of the Plan shall adversely affect in any material way any option previously granted under the Plan, without the written consent of the Participant.

ARTICLE 11 - GENERAL PROVISIONS

         11.1 NO RIGHTS TO OPTIONS. No Participant , employee, or other person shall have any claim to be granted any option under the Plan, and neither the Company nor the Committee is obligated to treat Participants, employees, and other persons uniformly.

         11.2 NO STOCKHOLDERS RIGHTS. No option gives the Participant any of the rights of a stockholder of the Company unless and until shares of stock are in fact issued to such person in connection with such option.

         11.3 WITHHOLDING. The Company or any Subsidiary shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, state, and local taxes (including the Participant's FICA obligation) required by law to be withheld with respect to any taxable event arising as a result of this Plan.

         11.4 NO RIGHT TO EMPLOYMENT. Nothing in the Plan or any Option Agreement shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate any Participant's employment at any time, nor confer upon any Participant any right to continue in the employ of the Company or any Subsidiary.

         11.5 UNFUNDED STATUS OF OPTIONS. The Plan is intended to be an "unfunded" plan for incentive compensation. With respect to any payments not yet made to a Participant pursuant to an option, nothing contained in the Plan or any Option Agreement shall give the Participant any rights that are greater than those of a general creditor of the Company or any Subsidiary.

         11.6 INDEMNIFICATION. To the extent allowable under applicable law, each member of the Committee or of the Board shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act under the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or By-Laws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

         11.7 RELATIONSHIP TO OTHER BENEFITS. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Subsidiary.

         11.8 EXPENSES. The expenses of administering the Plan shall be borne by the Company and its Subsidiaries.

         11.9 TITLES AND HEADINGS. The titles and headings of the Sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

         11.10 FRACTIONAL SHARES. No fractional shares of stock shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding up.

         11.11 SECURITIES LAW COMPLIANCE. With respect to any person who is, on the relevant date, obligated to file reports under Section 16 of the 1934 Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the 1934 Act. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be void to the extent permitted by law and voidable as deemed advisable by the Committee.

         11.12 GOVERNMENT AND OTHER REGULATIONS. The obligation of the Company to make payment of options in stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by government agencies as may be required. The Company shall be under no obligation to register under the Securities Act of 1933, as amended (the "1933 Act"), any of the shares of stock paid under the Plan. If the shares paid under the Plan may in certain circumstances be exempt from registration under the 1933 Act, the Company may restrict the transfer of such shares in such manner as it deems advisable to ensure the availability of any such exemption.

         11.13 GOVERNING LAW. The Plan and all Option Agreements shall be construed in accordance with and governed by the laws of the State of Utah.

                                                         1
                                   APPENDIX B
                     EVANS & SUTHERLAND COMPUTER CORPORATION
                           1989 STOCK OPTION PLAN FOR
                             NON-EMPLOYEE DIRECTORS


Section 1.    Purpose.

              The purpose of the Plan is to promote the interests of the Corporation and its shareholders by attracting and retaining highly qualified independent Directors with an investment interest in the future success of the Corporation.

Section 2.    Definitions.

              Unless the context clearly indicates otherwise, the following terms, when used in the Plan, shall have the meanings set forth in this Section:

               (a) "Board" shall mean the Board of Directors of the Corporation.

               (b)  "Corporation"   shall  mean  Evans  &  Sutherland   Computer
               Corporation, a Utah corporation.

               (c) "Code" shall mean the Internal Revenue Code of 1986, as amended.

               (d) "Committee" shall mean the Committee which shall administer the Plan.

               (e) "Director" shall mean any member of the Board.

               (f) "Fair Market Value" shall mean for any day the closing price of the stock in the over-the-counter market, as reported through the National Association of Securities Dealers, Inc. ("NASD") Automated Quotation System or, if the stock is listed or admitted to trading on the NASD National Market System or any national securities exchange or if the last reported sale price of such stock is generally available, the last reported sale price on such system or exchange. The Fair Market Value for any day for which there is no such closing price or last reported sales price shall be the Fair Market Value of the last day for which there is such a price.

               (g) "Grantee" shall mean a person granted an option under the Plan.

               (h) "Non-Employee Directors" shall mean Directors who are not also employees of the Corporation or any of its consolidated subsidiaries.

                   (i) "Options" shall mean options granted under the Plan.

               (j)  "Plan"   shall  mean  this  1989  Stock   Option   Plan  for
               Non-Employee Directors as set forth herein and as amended from time to time.

               (k) "Stock" shall mean shares of the common stock $0.20 par value of the Corporation.

Section 3.    Shares of Stock Subject to the Plan.

              Subject to the provisions of Section 6, the stock which may be issued pursuant to options granted under the Plan shall not exceed 200,000 shares in the aggregate. Stock issuable upon the exercise of any option may be authorized but unissued shares or reacquired shares of stock. Shares of stock subject to an option which are not issued pursuant to the exercise of such option shall be available for subsequent issuance under the Plan.

Section 4.    Grant of Options.

               (a) Eligibility. Only Non-Employee Directors of the Corporation shall be eligible to receive options under the Plan.

               (b) Automatic Grants. Subject to approval of the Plan by shareholders of the Corporation, options under the Plan shall be granted automatically, not subject to the discretion of any person or persons, as follows:

                    (i) Initial Options. Each Non-Employee Director serving as of the effective date hereof (May 16, 1989) shall immediately receive an option (an "Initial Option") under the Plan relating to the purchase of 10,000 shares of stock (subject to adjustment as provided in Section 6.)

                    (ii) New Directors Options. Any Non-Employee Director appointed or elected to the Board after the effective date of this Plan shall receive, as of the date of such appointment or election, an option (a "New Directors Option") under the Plan relating to the purchase of 2,000 shares of stock (subject to adjustment as provided in Section 6), unless such Non-Employee Director received an Initial Option under Section 4(b)(i) hereof or was serving as a Director while an employee.

                    (iii) Annual Options. On the first day of each fiscal year of the Company after the effective date of this Plan, each Non-Employee Director then serving as a Director shall receive an option (an "Annual Option") relating to the purchase of 2,000 shares of stock; provided, however, that in no event shall any Non-Employee Director be granted any Annual Option if options previously granted to such Non-Employee Director under the Plan relate in the aggregate to the purchase of 20,000 shares of stock (subject to adjustment as provided in Section 6).

               (c) Exercise Price. The exercise price of each share of stock subject to an option shall equal the Fair Market Value of a share of stock on the last trading day immediately prior to the date such option is granted.

               (d) Term: Exercisability. An option granted under this Plan shall have a term of ten years from the date the option is granted and except as otherwise set forth in Section 4(e) hereof, shall be exercisable as follows:

                    (i) Initial Options granted pursuant to Section 4(b)(i) shall be immediately exercisable.

                    (ii) New Directors Options and Annual Options granted pursuant to Sections 4(b)(ii) and (iii) shall become exercisable in four (4) equal installments at a whole number of shares on the first, second, third and fourth anniversaries of the date each such option is granted.

               (e) Changes in Control. Notwithstanding any provision of this Option Agreement establishing the earliest date upon which the Grantee may exercise his rights under this option as to all or any number of the Option Shares:

                    (i) Options granted under this Plan shall become immediately exercisable in full as of the date upon which occurs any of the following:

                         (A) The  Company  executes a  definitive  agreement  to
                    merge or consolidate with or into another corporation in which the Company is not the surviving corporation and the stock is converted into or exchanged for stock or securities of any other corporation, cash, or any other thing of value; or

                         (B) The Company executes a definitive agreement to sell
                    or otherwise dispose of substantially all its assets; or

                         (C) The  Company  undergoes  a change of control of the
                    nature which would, if it had occurred as of the date of the adoption of this Plan, have been required to be reported in response to Item I of Form 8-K promulgated under the Securities Exchange Act of 1934, as amended; or

                         (D) A public announcement that more than thirty percent
                    (30%) of the Company's then outstanding voting stock has been acquired by any person or group; or

                         (E) A change is made in the  membership of the Board of
                    Directors of the Company resulting in a membership of which less than a majority were also members of the Board of Directors on the date two years prior to such change, unless the election, or the nomination for election by the stockholders of the Company, of each new director was approved by the vote of at least two-thirds of the directors then still in office who were directors on the date two years prior to such change; and

                    (ii) In the event of any proposed merger or consolidation in which the Company is not the surviving corporation, any proposed sale of substantially all of the Company's assets, the proposed dissolution or liquidation of the Company, or any corporate separation or division, including, but not limited to, split-up, split-off, or spin-off, the Committee shall provide, in its absolute discretion, that one of the following alternatives shall apply to options granted under this Plan:

                         (A) The Grantee  shall have the right to  exercise  the
                    option at the Option Price solely for the kind and amount of stock and other securities, property, cash, or any combination thereof receivable upon such merger, consolidation, sale of assets, dissolution, liquidation, or corporate separation or division by a holder of the number of shares of stock for which the option might have been exercised immediately prior to such merger, consolidation, sale of assets, dissolution, liquidation, or corporate separation or division; or

                         (B) In the  alternative,  the option shall terminate as
                    of a date to be fixed by the Board of Directors of the Company; provided that not less than thirty (30) days written notice of the date so fixed shall be given to the Grantee, who shall have the right, during the period of thirty (30) days preceding such termination, to exercise the option as to all or any part of the Optioned Shares including Optioned Shares as to which the option would not otherwise be exercisable.

Section 5.    Exercise of Options.

              (a) Upon the exercise of any option, the Grantee shall pay the exercise price for the shares being purchased in cash or by check payable to the Corporation or by the surrender of shares of stock in the Company at their then Fair Market Value, which shares have either been owned by the Grantee for more than six months or were not acquired, directly or indirectly, from the Company, or any combination of the foregoing. The number of shares which are issued pursuant to the exercise of an option shall be charged against the maximum limitation on shares set forth in Section 3 hereof.

              (b) The notice of exercise filed by a Grantee shall specify whether the Grantee intends to file an election pursuant to Section 83(b) of the Code to have such exercise be taxable as of the date of exercise.

              (c) Before the Company issues shares to a Grantee pursuant to the exercise of an option, the Committee (i) may require that the Grantee make such provision, or furnish the Company such authorization, as the Committee in its sole discretion determines to be necessary or desirable so that the Company may satisfy its obligation, under applicable tax laws, to withhold for income or other taxes due upon or incident to such exercise and (ii) may permit the Grantee to increase the amount withheld or surrendered to provide for the satisfaction of up to a maximum of the Grantee's entire liability for such taxes at the maximum applicable marginal tax rates. Under such procedures as the Committee may adopt, the Committee may permit Grantees to make an election (hereinafter a "Withholding Election") with respect to the exercise of an option either (i) to have the Company withhold from the shares to be issued pursuant to such exercise, or (ii) to surrender to the Company from shares already owned by the Grantee, or (iii) a combination of both, in any case such number of shares which, when valued at their fair market value on the date as of which the option exercise is taxable for federal income tax purposes (the "Tax Date"), shall be sufficient to satisfy, at a minimum, the Company's withholding obligation with respect to the option exercise and, at a maximum, the Grantee's entire liability at the maximum applicable marginal tax rates for income or other taxes due upon or incident to such exercise. If the fair market value on the Tax Date of the number of whole shares withheld or surrendered pursuant to a Withholding Election exceeds the Company's withholding obligation (or the Grantee's entire liability for income or other taxes, as the case may be) with respect to the exercise, a fractional share shall not be issued or returned for the excess, but an amount equal to the excess shall be paid to the Grantee by the Company in cash as soon as reasonably practicable after the amount of such excess is determined by the Company. A Withholding Election shall be made applicable with respect to a particular option exercise. Any such Withholding Election and any option to which the Withholding Election applies also shall meet the following requirements:

                   (1)  The   Withholding   Election,   once   made,   shall  be
     irrevocable.

                   (2) The Withholding Election must be made either (i) during one of the ten-day periods beginning on the third business day following the date of release of the Company's quarterly and annual summary statements of sales and earnings and ending on the twelfth business day following such date, or (ii) at least six months prior to the Tax Date for the option exercise to which such Withholding Election applies.

                   (3) An option with respect to which such a Withholding Election is in effect shall not be exercisable until at least six months after its date of grant, except that this limitation shall not apply if the Grantee dies or is disabled prior to the expiration of this six-month period.

                   (4) The Committee shall have sole discretion to consent to or disapprove any Withholding Election made by such a Grantee, and if the Committee disapproves such a Withholding Election, shares shall not be issued to the Grantee upon the exercise of an option to which the disapproved Withholding Election applies until the Grantee shall have complied with the requirements, if any, which the Grantee may have adopted pursuant to the first sentence of this paragraph satisfying the withholding obligation with respect to such exercise. The committee by resolution may approve in advance all Withholding Elections made by Grantees, provided the resolution expressly reserves to the Committee the right both to disapprove any such Withholding Election and to revoke its advance approval.

                   (5) If the notice of exercise filed by such a Grantee shall specify that the Grantee intends to file an election pursuant to Section 83(b) of the Code to have such exercise be taxable as of the date of exercise, such notice shall state whether the withholding obligation (and all or any part of the remaining liability of the Grantee for income or other taxes incident to the exercise, as the case may be) will be satisfied by withholding from the shares to be issued upon the exercise, or by surrender of already-owned shares. If the withholding obligation (and all or any part of the remaining liability of the Grantee for income or other taxes incident to the exercise, as the case may be) will be satisfied from already-owned shares, the notice of exercise shall be accompanied by certificates for a sufficient number of such Shares. If the notice indicates that no such Section 83(b) election will be filed, all of the shares for which the option is exercised shall be issued to the Grantee, and the Company shall advise the Grantee as of the Tax Date of the amount of the withholding obligation (and all or any part of the remaining liability of the Grantee for income or other taxes incident to the exercise, as the case may be) so that the Grantee may tender an appropriate number of Shares either from those issued upon exercise of the option or from Shares already owned by the Grantee.

The Committee may adopt such rules, forms and procedures as it considers to be necessary or desirable to implement this paragraph, which rules, forms and procedures shall be binding upon all Grantees, and which shall be applied uniformly to all Grantees similarly situated.

Section 6.    Certain Corporate Changes.

              If the outstanding shares of stock of the Company are increased, decreased, or changed into, or exchanged for, a different number or kind of shares or securities of the Company through reorganization, merger, recapitalization, reclassification, stock split-up, stock dividend, stock consolidation, or other similar event, an appropriate and proportionate adjustment shall be made in the number and kind of shares or securities as to which the options granted hereunder, or portion thereof remaining unexercised, may be exercised. Any such adjustment, however, shall be made without changing the total price applicable to the unexercised portion of the option but by adjusting the price for each share or security covered by the option.

              Upon the  dissolution  and  liquidation  of the  Company or upon a reorganization, merger, or consolidation of the Company or any other form of business combination requiring shareholder approval involving the Company with one or more corporations as a result of which the Company is not the surviving corporation, or upon a sale of substantially all of the assets of the Company to another corporation, the option granted hereby shall, except as provided in
Section 4(e), terminate, unless provision be made in connection with such transaction for the assumption of the option or for the substitution for the option of a new option covering the stock of the successor employer corporation, or a parent or subsidiary thereof, with appropriate adjustments as to number and kind of shares and prices. Simultaneously with the notification of the shareholders of any proposal for the dissolution, liquidation, merger, reorganization, consolidation, sale of assets, or any other business combination of the Company, the Company shall endeavor to give the Grantee notice in writing, delivered or mailed to the Grantee's last known address, of such pending action in order to afford the Grantee the opportunity to decide whether or not to exercise the option, to the extent then exercisable, in view of its potential termination pursuant to the preceding sentence.

              Adjustments under this Section shall be made by the Board of Directors of the Company or the Committee, whose determination shall be final, binding, and conclusive. No fractional shares of stock shall be issued on account of any such adjustment.

Section 7.    Termination of Directorship.

              Upon the Grantee ceasing to be a Non-Employee Director of the Corporation for any reason (except as a result of the employment of such person by the Corporation or a consolidated subsidiary or as a result of the Grantee's disability or death), such Grantee's options shall be terminated 30 days after such grantee ceases to be a Non-Employee Director. In no event shall any option be exercisable for more than the maximum number of shares that the Grantee was entitled to purchase at the date of the Grantee ceases to be a Non-Employee Director.

              Upon the Grantee ceasing to be a Non-Employee Director as a result of disability or death, or such grantee's employment by the Corporation or a consolidated subsidiary, the period during which such Grantee may exercise any outstanding installments of his or her options which were exercisable as of the date of such disability or death, or such Grantee's employment by the Corporation or a consolidated subsidiary shall not exceed 90 days from the date of death, disability or employment, provided, however, that in no event shall the period extend beyond the expiration of the option term. In no event shall any option be exercisable for more than the maximum number of shares that the Grantee was entitled to purchase at the date of disability, death or employment, as the case may be.

Section 8.    General Provisions.

              (a) Each option grant shall be evidenced by a written instrument containing terms and conditions consistent with the Plan.

              (b) No Grantee, and no beneficiary or other persons claiming under or through the Grantee, shall have any right, title or interest by reason of any option or any particular assets of the Corporation, or any shares of stock allocated or reserved for the purposes of the Plan or subject to any option except as set forth herein. The Corporation shall not be required to establish any fund or make any other segregation of assets to assure the payment of any option.

              (c) No right under the Plan shall be subject to anticipation, sale, assignment, pledge, encumbrance or charge except by will or the laws of descent and distribution, and an option shall be exercisable during the Grantee's lifetime only by the Grantee. Subject to the provisions of Section 7 hereof, in the event of a Grantee's death or disability, his or her options may be exercised by the Grantee's legal representatives.

              (d) Notwithstanding any other provision of the Plan or agreements made pursuant hereto, the Corporation shall not be required to issue or deliver any certificate for shares of stock under this Plan prior to fulfillment of all of the following conditions:

                   (1) The listing, or approval for listing upon notice of issuance, of such shares on any securities exchange on which the stock may then be traded;

                   (2) Any registration or other qualification of such shares under any state or federal law or regulation, or other qualification which the Board shall, upon the advice of counsel, deem necessary or advisable;

                   (3) The obtaining of any other required consent, approval or permit from any state or federal governmental agency; and

                   (4) The execution by the Grantee (or the Grantee's legal representative) of such written representation that counsel for the Corporation shall advise is necessary or advisable to the effect that the shares then being purchased are being purchased for investment with no present intention of reselling or otherwise disposing of such shares in any manner which may result in a violation of the Securities Act of 1933, as amended, and the placement upon certificates for such shares of an appropriate legend in connection therewith.

              In no event shall the Corporation be required to issue a fractional share hereunder.

Section 9.    Amendment.

              The Board may make such modifications or amendments to the Plan as it shall deem advisable, provided, however, that the Board may not, without the affirmative vote of the holders of a majority of the outstanding shares present, or represented, and entitled to vote on such issues at a meeting held in accordance with Utah law, make any modification if, in the opinion of counsel to the Corporation, such change shall require the vote of the shareholders in order to comply with such rules and regulations as may then exist in order to comply with Section 16 of the Securities Exchange Act of 1934.

Adopted March 22, 1989.

                                    AMENDMENT
                                     TO THE
                     EVANS & SUTHERLAND COMPUTER CORPORATION
                             1989 STOCK OPTION PLAN
                           FOR NON-EMPLOYEE DIRECTORS

         On March 22, 1989, Evans & Sutherland Computer Corporation (the 'Corporation') adopted the Evans & Sutherland Computer Corporation 1989 Stock Option Plan For Non-Employee Directors (the "Plan"). By this instrument, the Corporation desires to amend the Plan to memorialize amendments previously adopted by the Corporation's Board of Directors and approved by the Corporation's shareholders.

         1. This Amendment shall amend only those provisions specified herein and those provisions amended hereby shall remain in full force and effect.

         2. Paragraphs 4(b)(ii) and (iii) of the Plan are hereby amended by deleting the references in those paragraphs to the number "2,000" and replacing such references with the number "5,000".

         3. Paragraph 4(b)(iii) of the Plan is hereby amended by deleting the reference in that paragraph to the number "20,000" and replacing such reference with the number "45,000".

         4. This Amendment shall be effective as of the date adopted by the Corporation's Board of Directors, which was January 25, 1994.

                                    AMENDMENT
                                     TO THE
                     EVANS & SUTHERLAND COMPUTER CORPORATION
                             1989 STOCK OPTION PLAN
                           FOR NON-EMPLOYEE DIRECTORS

         On March 22, 1989, Evans & Sutherland Computer Corporation (the 'Corporation') adopted the Evans & Sutherland Computer Corporation 1989 Stock Option Plan For Non-Employee Directors (the "Plan"). Effective January 25, 1994, the Corporation amended the Plan to increase the number of options granted under the Plan. By this instrument, the Corporation desires to again amend the Plan to increase the number of options granted under the Plan.

         1. This Amendment shall amend only those provisions specified herein and those provisions amended hereby shall remain in full force and effect.

         2. Paragraph 3 of the Plan is hereby amended by deleting the reference in that paragraph to the number "200,000" and replacing such reference with the number "350,000".

         3. Paragraphs 4(b)(ii) and (iii) of the Plan are hereby amended by deleting the references in those paragraphs to the number "5,000" and replacing such references with the number "10,000".

         4. Paragraph 4(b)(iii) of the Plan is hereby amended by deleting the reference in that paragraph to the number "45,000" and replacing such reference with the number "100,000".

         5. This Amendment shall be effective as of the date adopted by the Corporation's Board of Directors, which was February 20, 1996.

                                    AMENDMENT
                                     TO THE
                     EVANS & SUTHERLAND COMPUTER CORPORATION
                             1989 STOCK OPTION PLAN
                           FOR NON-EMPLOYEE DIRECTORS

         On March 22, 1989, Evans & Sutherland Computer Corporation (the "Corporation") adopted the Evans & Sutherland Computer Corporation 1989 Stock Option Plan For Non-Employee Directors (the "Plan"), which was approved by the shareholders on May 16, 1989. The Plan was amended several times thereafter to increase the number of shares available under the Plan. By this instrument, the Corporation desires to again amend the Plan effective as of May 21, 1998.

         1. This Amendment shall amend only those provisions specified herein and those provisions amended hereby shall remain in full force and effect.

         2. Section 4(d)(ii) of the Plan is hereby amended and restated in its entirety as follows:

                  New Directors  Options and Annual Options granted  pursuant to
                  Section 4(b)(ii) and (iii) shall become exercisable in three equal annual installments on the first, second, and third anniversaries of the date each such Option is granted.

         3. Section 7 of the Plan is hereby amended and restated in its entirety as follows:

                  Upon the Grantee ceasing to be a Non-Employee Director on account of retirement from the Board after attaining age 57, each outstanding Option then held by the Non-Employee Director shall become fully vested and exercisable and shall remain exercisable until the expiration date of each Option.

                  Upon the Grantee ceasing to be a Non-Employee Director for any reason other than retirement, each option shall expire on the earlier of (i) its expiration date, or (ii) 90 days from the date the Grantee ceased to be a Non-Employee Director. During such time, the Grantee shall be entitled to exercise the number of shares to which he was entitled to exercise at the date the Grantee ceased to be a Non-Employee Director. If a Non-Employee Director changes his status to that of an employee of, or consultant to, the Company or a subsidiary, he shall not be considered to have terminated service on the
                  Board until he subsequently terminates employment or consulting services to the Company or a subsidiary for purposes of determining his ability to exercise any Option granted prior to the date he actually ceased to be a Non-Employee Director. This provision shall not be interpreted as permitting an individual to receive additional grants under this Plan after the date he actually ceases to be a Non-Employee Director.

         4. This Amendment shall be effective May 21, 1998.

SIDE 1


                                      PROXY
                     EVANS & SUTHERLAND COMPUTER CORPORATION
             ANNUAL MEETING OF SHAREHOLDERS TO BE HELD MAY 21, 1998
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints James R. Oyler, John T. Lemley, and Mark C. McBride and each of them, as proxies, with full power of substitution, and hereby authorizes them to represent and vote, as designated on the reverse, all shares of common stock of Evans & Sutherland Computer Corporation, a Utah corporation (the "Company"), held of record by the undersigned, on March 27, 1998, at the Annual Meeting of Shareholders (the "Annual Meeting") to be held on Thursday, May 21, 1998 at 11:00 a.m., local time, at the Company's principal executive offices located at 600 Komas Drive, Salt Lake City, Utah 84108, or at any adjournment or postponement thereof, upon the matters set forth on the reverse, all in accordance with and as more fully described in the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement, receipt of which is hereby acknowledged.

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF THE DIRECTOR NOMINEES NAMED ON THE REVERSE, "FOR" THE PROPOSAL TO ADOPT THE 1998 STOCK OPTION PLAN, "FOR" THE AMENDMENT TO THE 1989 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS, AND "FOR" RATIFICATION OF THE APPOINTMENT OF KPMG PEAT MARWICK LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE COMING YEAR. PLEASE COMPLETE, SIGN, AND DATE THIS PROXY WHERE INDICATED AND RETURN PROMPTLY IN THE ACCOMPANYING PREPAID ENVELOPE.

                         (To be Signed on Reverse Side.)

SIDE 2

1. ELECTION OF DIRECTORS, each to serve for a three year term expiring at the Company's Annual Meeting to be held in the year 2001 and until their respective successors are duly elected and qualified.

       Nominees:    Gerald S. Casilli
                    James R. Oyler.

2. Proposal to adopt the Evans & Sutherland 1998 Stock Option Plan.

3. Proposal to amend the 1989 Stock Option Plan for Non-Employee Directors.

4.     Proposal  to  ratify  the   appointment  of  KPMG  Peat  Marwick  LLP  as
       independent auditors of the Company for the fiscal year ending December 31, 1998.

5.     In their  discretion,  the proxies are authorized to vote upon such other
       business  as  may  properly  come  before  the  Annual   Meeting  or  any
       adjournment or adjournments thereof.

PLEASE MARK, SIGN, DATE, AND RETURN THIS PROXY CARD USING THE ENCLOSED ENVELOPE.

Signature                 Date           Signature                Date
         ----------------     --------            ---------------     --------
Note: Please sign above exactly as the shares are issued. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer.
       If a partnership, please sign in partnership name by authorized person.